Execution Copy

DEED OF AMENDMENT TO LOAN NOTE TRANSACTION DOCUMENTS

by and between

CODAOCTOPUS GROUP, INC.,

and

CCM HOLDINGS LLC

Dated: 30 October 2015

Contents

Clause

1	Interpretation	2
2	Consent to Amendment	3
3	Amendment	3
4	Further Covenants And Agreement	4
5	Representation and Warranties	5
6	Binding Effect.	6
7	Incorporation by Reference.	6
8	Further Assurances.	6
9	No Alteration.	6
10	Electronic Signatures and Transmissions	6

THIS DEED OF AMENDMENT is dated 30 October 2015

Parties

(1)	Coda Octopus Group, Inc., a Delaware corporation, whose principal place of business is at 4020 Kidron Road, Suite #4, Lakeland, Florida 33811 (“COGI” or “Issuer”); and

(2)	CCM Holdings LLC (a New Jersey limited liability company) with its principal place of business at 376 Main Street, PO Box 74, Bedminster, NJ 07921 (“CCM” or “Noteholder”)

together “Parties” or alone “Party”

WHEREAS:-

(A)	COGI issued Loan Note Instrument on or around 21 February, 2008 constituting the issue of USD 12,000,000 Convertible Loan Notes due 21 February 2015 (each Note having a nominal value of USD100,000).

(B)	The due date was extended to August 21, 2016 pursuant to Deed of Amendment between the Parties entered into on or around August 18, 2014.

(C)	The Company redeemed USD 2,000,000 of the Principal Amounts

(D)	The Principal Amount Outstanding as of the date of this Deed is USD 10,000,000.

(E)	In addition to the Principal Amount the Issuer owes the Noteholder certain redemption premium and other interest payment relating to the Notes.

(F)	CCM are the current Noteholder.

(G)	COGI and the Noteholder are desirous of modifying certain definitions and terms of the Transaction Documents including the Loan Note Instrument.

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(H)	The Transaction Documents provide for all alterations to the terms and conditions of the said Loan Notes to be by consent of the Noteholder.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each Party hereto, the Issuer and the Noteholder agree to the amendments contained herein. The Parties intend that these stated modifications are binding from the Effective Date.

Agreed terms

1.	Interpretation

1.1	The definitions and rules of interpretation in this Clause apply in this Deed.

Effective Date: means October 30, 2015

Form: an application with the US Securities and Exchange Commission (SEC) in the form of either a Form 10 or Form S-1.

Parties: means COGI and CCM and a “Party” either COGI or CCM.

Redemption Premium: The premium payable on the Notes as specified under Clause 3.5 of the Loan Note Instrument and which at the date of this Deed of Amendment is USD 3,558, 135.80 rounded down to USD 3,558,135.

Redemption Amount: the amount required to be paid by the Issuer under clause 4.5 of this Deed and which shall be USD 2,000,000 payable in accordance with clause 4.6 of this Deed.

Transaction Documents: means the Subscription Agreement, the Loan Note Instrument, the Deed of Guarantee, the Debentures, the Floating Charges, the Lock-up Agreements, the Security Agreement, the Confidentiality Agreement, the Intercreditor Deed, and all other documents entered into in connection with any of them (and all of which were entered into on or around 21 February, 2008) and the Deeds of Amendment entered into on April 30, 2012 and August 18, 2014 respectively and this Deed of Amendment.

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Trading Market: the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, The Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or any other similar or equivalent market.

Capitalized terms used in this Deed of Amendment (including in the Preamble) which are not otherwise defined herein shall have the meanings ascribed to such terms in the Transaction Documents.

1.2	Clause and schedule headings do not affect the interpretation of this Agreement.

2.	Consent to Amendment

2.1	The Notes and all outstanding obligations provided for under the Transaction Documents fall due on August 21, 2016.

2.2	The Loan Note Instrument provides for modifications to the said Loan Note Instrument and other Transaction Documents to be by consent of the Noteholder and the Issuer.

2.3	By signing this Deed of Amendment the Issuer and the Noteholder consent to the modifications documented in this Deed of Amendment.

2.4	With effect from the Effective Date the Transaction Documents shall be construed as including this Deed of Amendment and the definition of Transaction Documents shall be amended from the Effective Date accordingly.

3.	Amendment

AMENDMENT OF DEFINITION OF FINAL MATURITY DATE

3.1	In consideration for the further promises and covenants set out in Clause 4 herein, the Noteholder consents to the Amendment as set out in Clause 3.2.

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3.2	The definition of “Final Maturity Date” contained in the Amendment to Loan Note Instrument dated 18 August 2014, paragraph 3.1.1 shall be deleted in its entirety and replaced with the following new definition:

“3.1.1. 1 November 2017, or if such date is not a Business Day on the immediately preceding Business Day (“Final Maturity Date”)” [END OF AMENDMENT TO 3.1.1.]

4.	Further Covenants And Agreement

4.1	The Parties agree that the outstanding Redemption Premium only shall be converted into Common Stock at a conversion of price of USD eleven cents. Nothing in this Deed shall be construed as an amendment of the Conversion provisions (Schedule 3) of the Loan Note Instrument which provides for the Conversion of the Notes (not the Redemption Premium) at a Conversion Price of USD 1.05.

4.2	The Company shall cause 32,346,682 shares of Common Stock to be issued to CCM in lieu of the Redemption Premium. This issuance shall be no later than March 1, 2016. Upon issuance of the Common Stock, CCM irrevocably accepts this as full and final settlement of the Redemption Premium. The Company’s indebtedness under the Loan Note Instrument thereafter (as of February 10, 2016) shall be USD 10,957,122.18.

4.3	The Issuer covenants that it will use all commercially reasonable efforts to file either a Form 10 or Form S-1 within 6 months from 1 March 2016 but in any event no later than twelve (12) months from the 1 March 2016. The Issuer shall do all things that are commercially reasonable and within its powers to cause the said Form to be effective including answering all questions and provide all such information as the SEC may require to consider and declare the Form effective.

4.4	Once effective, the Issuer shall use reasonable endeavours to maintain its SEC reporting status for a minimum of five (5) years.

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4.5	The Issuer covenants to reduce the Principal Amount Outstanding by the Redemption Amount bringing the Principal Amount Outstanding to USD 8,000,000.

4.6	The Issuer further covenants to pay the Redemption Amount in ten (10) equal monthly instalment of USD 200,000 with effect from 31 March 2016. The final instalment payment shall be 31 December 2016. Notwithstanding, the Company reserves the right (but not obligation) to clear the Redemption Amount prior to 31 December 2016.

4.7	The Issuer covenants to carry on in good faith to seek the timely refinancing of the Principal Amount Outstanding. The Issuer shall provide the Noteholder with quarterly update on progress made in securing the refinancing.

4.8	The Issuer covenants that it will use all commercially reasonable efforts to cause the Common Stock to be listed on a Trading Market within 12 to 18 months from 1 March 2016.

4.9	The material breach of any of the obligations set out in this Clause 4 shall constitute an Event of Default within the meaning of the Transaction Documents.

5.	Representation and Warranties

5.1	The Noteholder represents that it is the lawful owner of the Notes and that an Extraordinary Resolution authorising it to enter into this Deed has been passed and duly signed and authorised on or before the date hereof.

5.2	The Noteholder further represents that in entering into this Deed of Amendment it has the right, power and authority to do so and more particularly to agree to the modifications of the obligations of COGI under the Loan Note Instrument and no further authorization or consents are required to enter into this Deed of Amendment under which the rights of the Noteholder against COGI are being modified.

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6.	Binding Effect.

Each of the Parties undertake that they are authorized to enter into this Agreement and when executed will be legally binding on each of the Parties hereto.

7.	Incorporation by Reference.

The following provisions contained in the Loan Note Instrument shall be deemed incorporated by reference herein and shall be read and construed as separately and directly applicable to this Agreement:

(a)	Condition 8 (LAW).

8.	Further Assurances.

Each of the Parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any governmental authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Deed.

9.	No Alteration.

All other terms and conditions of the Loan Note Instrument and the Transaction Documents shall remain unaltered.

10.	Electronic Signatures and Transmissions

This Deed may be transmitted in electronic format and shall not be denied legal effect because it was formed or transmitted in whole or in part, by electronic means. An electronic, digital or electronically transmitted signature (collectively, Electronic Signature”) will be deemed an acceptable original for purposes of consummating this Deed and binding the party providing such Electronic Signature.

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IN WITNESS whereof this Deed has been duly executed the day and year first before written.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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Executed as a deed by Coda Octopus Group, Inc., acting by Annmarie Gayle, a director, and Geoff Turner, a director

ANNMARIE GAYLE
Director

GEOFF TURNER
Director

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